Filed Pursuant to Rule 497(e)

Registration No. 033-40771

COMSTOCK FUNDS, INC. (the “Company”)

COMSTOCK CAPITAL VALUE FUND (the “Fund”)

Supplement dated November 6, 2019, to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information for Class AAA Shares, Class A Shares, Class C Shares, and

Class I Shares, dated August 28, 2019

At a special meeting of shareholders held on November 6, 2019, shareholders of the Fund approved the following proposals: (1) a change in the nature of the Company’s business to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and de-register as a registered investment company with the Securities and Exchange Commission (“SEC”); (2) amendment of the charter of the Company to convert all outstanding shares of stock of the Fund into a single new class of common stock; and (3) approval of the Agreement and Plan of Reorganization, between the Company, on its own behalf and on behalf of the Fund, and a newly formed Delaware corporation and the transactions contemplated thereby, including, among other things: (a) transfer by the Fund of all of its assets to New Comstock, Inc. (“New Comstock”) (which has been established solely for the purpose of acquiring those assets and continuing the Fund’s business) in exchange solely for shares in New Comstock and New Comstock’s assumption of all of the Fund’s liabilities, (b) distributing those shares pro rata to the Fund’s shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (c) liquidating and dissolving the Fund.

Consistent with the foregoing approvals, as soon as reasonably practicable, the Company will begin to take the necessary actions in order to change the nature of the Company’s business to cease to be an investment company as defined under the 1940 Act. Such actions will include, among others, converting the Fund’s current holdings into cash and cash equivalents, and the filing of an application with the SEC for de-registration as an investment company. The Fund intends to complete the conversion of its holdings to cash and cash equivalents by November 8, 2019. As of such date, the Fund will no longer hold itself out as an investment company and will solely maintain its cash and cash equivalent positions until it receives the order of de-registration from the SEC. While the application for de-registration is pending with the SEC, the management of New Comstock will begin to identify suitable investments in one or more operating businesses. Once the SEC issues the de-registration order, the Company will complete the reorganization into New Comstock and will engage as a new operating company.

Effective as of the close of business on November 6, 2019, the Fund will no longer accept purchases. Existing shareholders of the Fund will be allowed to redeem their shares at net asset value of the Fund until the Company obtains a de-registration order from the SEC and reorganizes into the newly formed Delaware corporation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE